                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934*

Date of report (Date of earliest event reported)  November 28, 2006
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                         Finlay Fine Jewelry Corporation
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             (Exact name of registrant as specified in its charter)

          Delaware                    33-59380                  13-3287757
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

529 Fifth Avenue, New York, New York                                   10017
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code   (212) 808-2800
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

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*    The Registrant is not subject to the filing requirements of Section 13 or
     15(d) of the Securities Exchange Act of 1934 and is voluntarily filing this
     Current Report on Form 8-K.

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN
           OFFICERS.

         On November 28, 2006, the board of directors of Finlay Enterprises,
Inc. ("Finlay Enterprises"), the parent of Finlay Fine Jewelry Corporation, appointed Charles E. McCarthy to serve as a director of Finlay Enterprises, effective November 28, 2006. Mr. McCarthy is a co-founder and controlling shareholder of Prides Capital, LLC, which indirectly beneficially owns approximately 17% of Finlay Enterprises' outstanding common stock. Immediately prior to founding Prides Capital, Mr. McCarthy was a senior vice president at
Putnam Investments, where he was head of high yield trading and an analyst covering the gaming, lodging, homebuilding and leisure sectors. The board of directors has not yet determined on which committees Mr. McCarthy might serve.

         On November 28, 2006, director Michael Goldstein notified Finlay
Enterprises that he is resigning from Finlay Enterprises' board of directors, effective December 4, 2006.

         In addition, on December 1, 2006, Louis Lipschitz joined Finlay
Enterprises' board of directors. Mr. Lipschitz retired from his position as
Executive Vice President and Chief Financial Officer of Toys "R" Us, Inc. in
March 2004. He currently serves on the boards of Forward Industries, Inc.,
Majesco Entertainment Company and New York & Company, Inc. Mr. Lipschitz is a
New York Certified Public Accountant, and is expected to be named to Finlay
Enterprises' audit committee.

         A copy of the press release announcing these changes to Finlay
Enterprises' board of directors is attached to this Form 8-K as Exhibit 99.1.

ITEM 8.01  OTHER EVENTS.

         On November 30, 2006, Finlay Enterprises completed its acquisition of
Congress Jewelers, a chain of five jewelry stores located in Florida, with annual sales of approximately $23 million and a focus on the luxury market. A copy of the press release announcing the completion of this acquisition is attached to this Form 8-K as Exhibit 99.2.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits.

         EXHIBIT NO.          DESCRIPTION
         -----------          -----------
         99.1                 Finlay Enterprises, Inc. press release dated
                              December 4, 2006

         99.2                 Finlay Enterprises, Inc. press release dated
                              December 4, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FINLAY FINE JEWELRY CORPORATION

Date:  December 4, 2006                 By: /s/ Bruce E. Zurlnick
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                                            Bruce E. Zurlnick
                                            Senior Vice President, Treasurer and
                                            Chief Financial Officer